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                                                                      EXHIBIT 10


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the use in the Statement of Additional Information of the Vista Capital Advantage Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Two of AIG SunAmerica Life Assurance Company, of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the incorporation by reference of our report dated December 17, 2004, relating to the financial statements of Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004. We also consent to the use of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 in the Vista Capital Advantage Variable Annuity Prospectus, which is included in this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
April 29, 2005